_________________________________________________________________
_________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12,
1999

                      OLD GUARD GROUP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania             0-16533           23-2852984
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

     2929 Lititz Pike, Lancaster, PA             17601
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (717) 581-6855

                               N/A
 (Former name or former address, if changed since last report.)

_________________________________________________________________
_________________________________________________________________

Item 5.  Other Events.

     On February 9, 1999, the Board of Directors of Old Guard Group, Inc. (the "Company") adopted a Shareholder Rights Plan designed to protect shareholders in the event of an effort to acquire Old Guard Group at a price not reflective of the fair market value of Old Guard Group or otherwise not in the best interest of shareholders. The terms of the Agreement are more particularly described in the Company's press release, dated February 12, 1999, attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibit is filed herewith:

          99.1 Press Release, dated February 12, 1999, of Old
               Guard Group, Inc.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              OLD GUARD GROUP, INC.

Dated:  February 15, 1999
                            /s/Steven D. Dyer
                              Steven D. Dyer
                              Secretary

                          EXHIBIT INDEX

Exhibit Number

     99.1 Press Release, dated February 12, 1999, of Old Guard
          Group, Inc.
  <PAGE 3>